=============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                    ------
                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  -----------

                            INGERSOLL-RAND COMPANY
            (Exact name of Registrant as specified in its charter)

              New Jersey                             13-5156640
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)             Identification Number)

                           200 Chestnut Ridge Road
                      Woodcliff Lake, New Jersey  07675
                               (201) 573-0123
                   (Address of Principal Executive Office)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. \ \

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. \ \

Securities Act registration statement file number to which this form relates: 333-38367

         Title of Each Class               Name of Each Exchange on Which
         to be so Registered               Each Class is to be Registered

            Income PRIDES                     New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:  None


=============================================================================

                INFORMATION REQUIRED IN REGISTRATION STATEMENT
                                 _____________

Item 1.          Description of Registrant's Securities to be Registered.

                 The class of securities to be registered hereby are the Income PRIDES of Ingersoll-Rand Company, a New Jersey corporation.

                 For a description of the Income PRIDES, reference is made to the Amendment No. 1 to the Registration Statement on Form S-3 of Ingersoll-Rand Company (Registration No. 333-38367), filed with the Securities and Exchange Commission on March 10, 1998 (the "Registration Statement"), and the forms of prospectus and prospectus supplement for the Income PRIDES included therein, which description is incorporated herein by reference. Definitive copies of the prospectus and the prospectus supplement describing the Income PRIDES will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.

Item 2.     Exhibits.

            1. Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4.13 of the Registration Statement).

            2. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4.14 of the Registration Statement).

            3. Form of Income PRIDES and Growth PRIDES (incorporated herein by reference to Exhibit A and Exhibit B of
                    Exhibit 4.13 of the Registration Statement).

            4. Form of Amended and Restated Declaration of Trust for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.7 to the Registration Statement).

            5. Form of Capital Security Certificate for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit A-1 of Exhibit 4.7 to the Registration Statement).

            6. Form of Indenture (incorporated herein by reference to Exhibit 4.10 of the Registration Statement).

            7. Form of First Supplemental Indenture (incorporated herein by reference to Exhibit 4.12 of the Registration Statement).

            8. Form of Debenture (incorporated herein by reference to Section 6.1 of Exhibit 4.12 of the Registration Statement).

            9. Form of Guarantee Agreement in respect of Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.9 of the Registration Statement).

                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  March 12, 1998                   INGERSOLL-RAND COMPANY


                                           By:  /s/ RONALD G. HELLER
                                                -------------------------------
                                                Name: Ronald G. Heller
                                                Title:  Assistant General
                                                        Counsel and Secretary

============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                    ______

                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                    _______

                            INGERSOLL-RAND COMPANY
            (Exact name of Registrant as specified in its charter)

              New Jersey                             13-5156640
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)             Identification Number)

                           200 Chestnut Ridge Road
                      Woodcliff Lake, New Jersey  07675
                               (201) 573-0123
                   (Address of Principal Executive Office)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. \ \

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. \ \

Securities Act registration statement file number to which this form relates: 333-38367

         Title of Each Class               Name of Each Exchange on Which
          to be so Registered              Each Class is to be Registered

            Growth PRIDES                     New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:  None


=============================================================================

                INFORMATION REQUIRED IN REGISTRATION STATEMENT
                                 ____________


Item 1.   Description of Registrant's Securities to be Registered.

          The class of securities to be registered hereby are the GROWTH PRIDES of Ingersoll-Rand Company, a New Jersey corporation.

          For a description of the GROWTH PRIDES, reference is made to the Amendment No. 1 to the Registration Statement on Form S-3 of Ingersoll-Rand Company (Registration No. 333-38367), filed with the Securities and Exchange Commission on March 10, 1998 (the "Registration Statement"), and the forms of prospectus and prospectus supplement for the GROWTH PRIDES included therein, which description is incorporated herein by reference. Definitive copies of the prospectus and the prospectus supplement describing the GROWTH PRIDES will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.

Item 2.   Exhibits.

          1. Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4.13 of the Registration Statement).

          2. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4.14 of the Registration Statement).

          3. Form of Income PRIDES and Growth PRIDES (incorporated herein by reference to Exhibit A and Exhibit B of Exhibit
                  4.13 of the Registration Statement).

          4. Form of Amended and Restated Declaration of Trust for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.7 to the Registration Statement).

          5. Form of Capital Security Certificate for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit A-1 of Exhibit 4.7 to the Registration Statement).

          6. Form of Indenture (incorporated herein by reference to Exhibit 4.10 of the Registration Statement).

          7. Form of First Supplemental Indenture (incorporated herein by reference to Exhibit 4.12 of the Registration Statement).

          8. Form of Debenture (incorporated herein by reference to Section 6.1 of Exhibit 4.12 of the Registration Statement).

          9. Form of Guarantee Agreement in respect of Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.9 of the Registration Statement).

                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  March 12, 1998                      INGERSOLL-RAND COMPANY


                                           By:  /s/ RONALD G. HELLER
                                                -----------------------------
                                                Name: Ronald G. Heller
                                                Title:  Assistant General
                                                        Counsel and Secretary

=============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                    ______

                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                    ______

                          INGERSOLL-RAND FINANCING I
            (Exact name of Registrant as specified in its charter)


               Delaware                              13-5156640
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)         Identification Number Pending)

                           200 Chestnut Ridge Road
                      Woodcliff Lake, New Jersey  07675
                               (201) 573-0123
                   (Address of Principal Executive Office)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. \ \

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. \ \

Securities Act registration statement file number to which this form relates: 333-38367

         Title of Each Class               Name of Each Exchange on Which
         to be so Registered               Each Class is to be Registered

          Capital Securities                  New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:    None


=============================================================================

                INFORMATION REQUIRED IN REGISTRATION STATEMENT
                                ______________

Item 1.          Description of Registrant's Securities to be Registered.

                 The class of securities to be registered hereby are the Capital Securities of Ingersoll-Rand Financing I, a Delaware Trust.

                 For a description of the Capital Securities, reference is made to the Amendment No. 1 to the Registration Statement on Form S-3 of Ingersoll-Rand Company and Ingersoll-Rand Financing I (Registration No. 333-38367), filed with the Securities and Exchange Commission on March 10, 1998 (the "Registration Statement"), and the forms of prospectus and prospectus supplement for the Capital Securities included therein, which description is incorporated herein by reference. Definitive copies of the prospectus and the prospectus supplement describing the Capital Securities will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and shall be incorporated by reference into this Registration Statement on Form 8-A.

Item 2.     Exhibits.

            1. Form of Purchase Contract Agreement (incorporated herein by reference to Exhibit 4.13 of the Registration Statement).

            2. Form of Pledge Agreement (incorporated herein by reference to Exhibit 4.14 of the Registration Statement).

            3. Form of Income PRIDES and Growth PRIDES (incorporated herein by reference to Exhibit A and Exhibit B of
                    Exhibit 4.13 of the Registration Statement).

            4. Form of Amended and Restated Declaration of Trust for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.7 to the Registration Statement).

            5. Form of Capital Security Certificate for Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit A-1 of Exhibit 4.7 to the Registration Statement).

            6. Form of Indenture (incorporated herein by reference to Exhibit 4.10 of the Registration Statement).

            7. Form of First Supplemental Indenture (incorporated herein by reference to Exhibit 4.12 of the Registration Statement).

            8. Form of Debenture (incorporated herein by reference to Section 6.1 of Exhibit 4.12 of the Registration Statement).

            9. Form of Guarantee Agreement in respect of Ingersoll-Rand Financing I, with respect to the Capital Securities (incorporated herein by reference to Exhibit 4.9 of the Registration Statement).

                                   SIGNATURE


                      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  March 12, 1998                     INGERSOLL-RAND FINANCING I

                                           By:  INGERSOLL-RAND COMPANY,
                                                as Depositor


                                           By:  /s/ RONALD G. HELLER
                                                ------------------------------
                                                Name: Ronald G. Heller
                                                Title:  Assistant General
                                                        Counsel and Secretary